SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Jun. 30, 2015
Accounting Policies [Abstract]
Schedule of basic and diluted earnings per share
	Years Ended June 30,
	2015	2014

Net income	$551,000	$1,003,000

Weighted average common shares applicable to basic EPS	6,415,376	6,402,597
Effect of dilutive potential common shares	-	-
Weighted average common shares applicable to diluted EPS	6,415,376	6,402,597
Earnings per share:
Basic	$0.09	$0.16
Diluted	$0.09	$0.16